FIRST TRUST ACTIVE DIVIDEND INCOME FUND


              UP TO 1,000,000 COMMON SHARES OF BENEFICIAL INTEREST

                              CAPITAL ON DEMAND(TM)
                              ---------------------

                                 SALES AGREEMENT
                                 ---------------


                                                              November 13, 2009



JONESTRADING INSTITUTIONAL SERVICES LLC
780 Third Avenue, 3rd Floor
New York, NY 10017


Ladies and Gentlemen:

         First Trust Active Dividend Income Fund, a Massachusetts business trust (the "FUND"), First Trust Advisors L.P., an Illinois limited partnership (the "ADVISER") and Aviance Capital Management, LLC, a Florida limited liability company (the "SUB-ADVISER"), confirm their agreement (this "AGREEMENT") with JonesTrading Institutional Services LLC ("JONES"), as follows:

  1. Issuance and Sale of Shares. The Fund agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through Jones, acting as agent and/or principal, up to one million (1,000,000) of the Fund's common shares of beneficial interest, $0.01 par value per share (the "SHARES"). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 on the number of Shares issued and sold under this Agreement shall be the sole responsibility of the Fund, and Jones shall have no obligation in connection with such compliance. The issuance and sale of Shares through Jones will be effected pursuant to the Registration Statement (as defined below) filed by the Fund and declared effective by the Securities and Exchange Commission (the "COMMISSION").

         The Fund has entered into an investment management agreement with the Adviser dated September 20, 2007 (the "ADVISORY AGREEMENT"), a Custodian Services Agreement with PFPC Trust Company (the "CUSTODIAN") dated May 15, 2009 (the "CUSTODIAN CONTRACT"), a Transfer Agency Services Agreement] with PNC Global Investment Servicing (U.S.) Inc. dated May 15, 2009 (the "TRANSFER AGENCY AGREEMENT") and [an Administration and Accounting Services Agreement] with PNC Global Investment Servicing (U.S.) Inc. dated May 15, 2009 (the "ADMINISTRATION AGREEMENT"). Collectively, the Advisory Agreement, the Custodian Contract, the Transfer Agency Agreement and the Administration Agreement are herein referred to as the "FUND AGREEMENTS." The Adviser has entered into the Advisory Agreement and an Interim Sub-Advisory Agreement with the Sub-Adviser dated October 27, 2009 (the "SUB-ADVISORY AGREEMENT") (collectively, the "ADVISER Agreements"). The Sub-Adviser has entered into the Sub-Advisory Agreement and this Agreement.

In addition, the Fund has adopted a dividend reinvestment plan (the "DIVIDEND REINVESTMENT Plan") pursuant to which the holders of Shares shall have their dividends automatically reinvested in additional Shares unless they elect to receive such dividends in cash.

         The Fund has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "SECURITIES ACT") and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively, the "INVESTMENT COMPANY ACT"), with the Commission a registration statement on Form N-2 (File Nos. 333-161666 and 811- 22080) (the "ORIGINAL REGISTRATION STATEMENT"), including a base prospectus ("BASIC PROSPECTUS"), with respect to the Shares. The Fund shall prepare one or more supplements relating to the Shares (collectively, the "PROSPECTUS Supplement") to the Basic Prospectus, to be filed with the Commission pursuant to Rule 497 under the Securities Act. The Fund shall furnish to Jones, for use by Jones, copies of the Basic Prospectus, as supplemented by the Prospectus Supplement, relating to the Shares. Except where the context otherwise requires, the Original Registration Statement, as amended when it became effective, including all documents filed as part thereof, and including any information contained in a Prospectus Supplement subsequently filed with the Commission pursuant to Rule 497 under the Securities Act is herein called the "REGISTRATION STATEMENT." The Basic Prospectus, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Fund with the Commission pursuant to Rule 497 under the Securities Act, is herein called the "PROSPECTUS." For purposes of this Agreement, all references to the Registration Statement, the Prospectus, or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Interactive Data Electronic Application database. For purposes of this Agreement, all references to the Registration Statement, unless otherwise noted and except as the context otherwise requires, shall be deemed to include any and all amendments thereto.

  2. Placements. Each time that the Fund wishes to issue and sell Shares hereunder (each, a "PLACEMENT"), it will notify Jones by e-mail notice (or other method mutually agreed to in writing by the parties) containing the parameters in accordance with which it desires the Shares to be sold, which shall, at a minimum, include the number of Shares to be issued (the "PLACEMENT SHARES"), the time period during which sales are requested to be made, any limitation on the number of Placement Shares that may be sold in any one day, any minimum price below which sales may not be made and the discount, commission or other compensation to be paid by the Fund to Jones,(excluding the Reimbursable Amounts (as defined in Section 7(e) herein) (a "PLACEMENT NOTICE"), a form of which, containing such minimum sales parameters necessary, is attached hereto as
Schedule 1. The Placement Notice shall originate from any of the individuals from the Fund set forth on Schedule 3 (with a copy to each of the other individuals from the Fund listed on such schedule), and shall be addressed to each of the individuals from Jones set forth on Schedule 3, as such Schedule 3 may be amended from time to time. The Placement Notice shall be effective upon receipt by Jones unless and until (i) in accordance with the notice requirement set forth in Section 4, Jones declines to accept the terms contained therein for any reason, in its sole discretion, (ii) the entire amount of the Placement Shares have been sold, (iii) in accordance with the notice requirements set forth in Section 4, the Fund suspends or terminates the Placement Notice, (iv) the Fund issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, or (v) the Agreement has been terminated under the provisions of Section 11. The amount of any discount, commission or other compensation to be paid by the Fund to Jones in connection with the sale of the Placement Shares shall be calculated in accordance with the terms set forth in Schedule 2, unless superceded by the terms and conditions as set forth in the applicable Placement Notice. It is expressly acknowledged and agreed that neither the Fund nor Jones will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until the Fund delivers a Placement Notice to Jones and Jones does not decline, within the time period specified in
Section 4, such Placement Notice pursuant to the terms set forth above, and then only upon the terms specified therein and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice, the terms of the Placement Notice will control.

  3. Sale of Placement Shares by Jones. Subject to the terms and conditions herein set forth, upon the Fund's issuance of a Placement Notice, and unless the sale of the Placement Shares described therein has been declined, suspended or otherwise terminated in accordance with the terms of this Agreement, Jones, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Shares up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. Jones will provide written confirmation to the Fund no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Placement Shares hereunder setting forth the number of Placement Shares sold on such day, the compensation payable by the Fund with respect to such sales, with an itemization of deductions made by Jones (as set forth in Section 5(a)) from the gross proceeds that it receives from such sales, and the Net Proceeds (as defined below) payable to the Fund. The Fund and the Adviser each acknowledge that Jones intends to sell the Placement Shares in privately negotiated transactions and/or any other method permitted by law, including sales made directly on the New York Stock Exchange (the "NYSE"), the then-existing trading market for the Shares or sales made to or through a market maker or through an electronic communications network, or in any other manner that may be deemed to be an "at-the-market" offering as defined in Rule 415 of the Securities Act, in each case, at or above the then-current net asset value of the Fund's common shares of beneficial interest (exclusive of any distribution, commission or discount) in accordance with Section 23(b) of the Investment Company Act. As the Fund's agent with respect to any such sale, Jones covenants that it will comply with all prospectus delivery requirements imposed under applicable federal and state securities laws. The Fund, the Adviser and Sub-Adviser each acknowledge and agree that (i) there can be no assurance that Jones will be successful in selling Placement Shares, and (ii) Jones will not incur any liability or obligation to the Fund, the Adviser, the Sub-Adviser or any other person or entity if it does not sell Placement Shares for any reason other than a failure by Jones to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Shares as required under this Section 3. For the purposes hereof, "TRADING DAY" means any day on which Shares are purchased and sold on the principal exchange or market on which the Shares are listed or quoted.

  4. Suspension of Sales. The Fund or Jones may, upon notice to the other party in writing (including by e-mail correspondence to all of the individuals of the other party set forth on Schedule 3 or by telephone (confirmed immediately by verifiable facsimile transmission or e-mail correspondence to all of the individuals of the other party set forth on Schedule 3)), suspend or refuse to undertake any sale of Placement Shares; provided, however, that such suspension or refusal shall not affect or impair either party's obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice. Each of the parties hereto agrees that no such notice shall be effective against the other unless it is made to the individuals named on Schedule 3 hereto in accordance with this Section 4, as such Schedule may be amended from time to time.

5. Settlement.

         (a) Settlement of Placement Shares. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Shares will occur on the third (3rd) Business Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a "SETTLEMENT DATE"). The amount of proceeds to be delivered to the Fund on a Settlement Date against the receipt of the Placement Shares sold (the "NET PROCEEDS") will be equal to the aggregate sales price at which such Placement Shares were sold, after deduction for (i) Jones's commission, discount or other compensation for such sales payable by the Fund pursuant to Section 2 hereof (or as otherwise agreed to in writing as set forth in the Placement Notice), (ii) Reimbursable Amounts, due and payable by the Fund to Jones hereunder pursuant to
Section 7(e) hereof, and (iii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

         (b) Delivery of Shares. On or before each Settlement Date, the Fund will, or will cause its transfer agent to, electronically transfer the Placement Shares being sold by crediting Jones's or its designee's account at The Depository Trust Company through its Deposit and Withdrawal at Custodian ("DWAC") System or by such other means of delivery as may be mutually agreed upon by the parties hereto and, upon receipt of such Placement Shares, which in all cases shall be freely tradable, transferable, registered shares in good deliverable form, Jones will deliver the related Net Proceeds in same day funds to an account designated by the Fund prior to the Settlement Date. The Fund agrees that if the Fund defaults on its obligation to deliver Placement Shares on a Settlement Date, the Fund and the Adviser each agree that, in addition to and in no way limiting the rights and obligations set forth in Section 9(a) hereto, it will (i) hold Jones harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Fund and (ii) pay to Jones any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

6. Representations and Warranties of the Fund, the Adviser and the Sub-Adviser.

         (a) Representations and Warranties by the Fund, the Adviser and the Sub-Adviser. The Fund, the Adviser and (with respect to paragraphs (ii) and (xx) below only) the Sub-Adviser, jointly and severally, represent and warrant to and agree with Jones as of the date hereof and as of each Representation Date (as defined in Section 7(j) below) as follows:

         (i) The Registration Statement has been declared effective by the Commission under the Securities Act. Each Prospectus included as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto or filed pursuant to Rule 497 of the Securities Act complied when so filed in all material respects with the provisions of the Securities Act and the Investment Company Act. The Commission has not issued any order preventing or suspending the use of the Prospectus or the effectiveness of the Registration Statement and no proceedings for such purpose have been instituted or, to the knowledge of the Fund, are contemplated by the Commission.

         (ii) (A) The Registration Statement in the form in which it became effective and also in such form as it may be when any post-effective amendment thereto shall become effective and as of the date hereof, as of the time of each sale of Placement Shares pursuant to this Agreement (the "APPLICABLE TIME") and as of each Settlement Date, and (B) the Prospectus and any amendment or supplement thereto when filed with the Commission under Rule 497 of the Securities Act and any amendment or supplement thereto when filed with the Commission and as of the date hereof, as of each Applicable Time and as of each Settlement Date, complied or will comply in all material respects with the provisions of the Securities Act and the Investment Company Act, and each of the Registration Statement and the Prospectus did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; except that this representation and warranty does not apply to statements in or omissions from the Registration Statement and the Prospectus made in reliance upon and in conformity with information relating to Jones furnished to the Fund in writing by or on behalf of Jones expressly for use therein.

         (iii) All the outstanding shares of capital stock of the Fund have been duly authorized and validly issued, are fully paid and (except as described in the Prospectus under "Certain Provisions in the Declaration of Trust") nonassessable and are free of any preemptive or similar rights and have been offered and sold by the Fund in compliance with all applicable federal and state securities laws. No shares of capital stock, other than common shares of beneficial interest of the Fund, are issued or outstanding and the capitalization of the Fund conforms in all material respects to the description thereof in the Registration Statement and the Prospectus. The Placement Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued, delivered against payment therefore in accordance with this Agreement, will be validly issued and fully paid and nonassessable obligations of the Fund; and the Placement Shares will conform in all material respects to the description thereof in the Registration Statement and the Prospectus.

         (iv) The Fund has been duly formed and is validly existing in good standing as a business trust under the laws of The Commonwealth of Massachusetts, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement and the Fund Agreements. The Fund is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify, either alone or in the aggregate, does not have or would not reasonably be expected to have a material adverse effect on the condition

(financial or otherwise), general affairs, business, properties, business prospects, net assets or results of operations of the Fund, whether or not occurring in the ordinary course of business (a "FUND MATERIAL ADVERSE EFFECT"). The Fund has no subsidiaries.

         (v) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened against the Fund or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required or that could reasonably be expected to result in a Fund Material Adverse Effect, or that may have a material, adverse effect on the ability of the Fund to perform its obligations under this Agreement or any of the Fund Agreements. All descriptions in the Registration Statement and the Prospectus of any Fund documents are accurate in all material respects. There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Securities Act or Investment Company Act.

         (vi) The Fund is not in violation of its Declaration of Trust ("DECLARATION OF TRUST"), bylaws or other organizational documents or any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, the Financial Industry Regulatory Authority ("FINRA"), any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any other agency or any body or official having jurisdiction over the Fund or in breach or default in the performance of any of the Fund Agreements or any other obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound, except for such violation or such breach or default that, either alone or in the aggregate, does not have or would not reasonably be expected to have a Fund Material Adverse Effect.

         (vii) Neither the issuance and sale of the Placement Shares, the execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (A) requires any consent, approval, authorization or order of or registration or filing with the Commission, FINRA, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Fund (except such as have been already obtained under the Securities Act, the Investment Company Act, the rules and regulations of FINRA and the NYSE or compliance with the securities or Blue Sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of the Declaration of Trust, bylaws, or other organizational documents of the Fund or (B) (1) conflicts or will conflict with or constitutes or will constitute a breach of or a default under any of the Fund Agreements or any other agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound or
         (2) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon (collectively, a "LIEN") any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, except for such conflict, breach, default, violation or lien that, either alone or in the aggregate, does not have or would not reasonably be expected to have a Fund Material Adverse Effect or a material adverse effect on the ability of the Fund to perform its obligations under this Agreement or any of the Fund Agreements. The Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

         (viii) Since the date as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein,
(A) there has been no material adverse change in the condition (financial or other), business, properties, net assets or results of operations of the Fund or business prospects (other than as a result of a change in the financial markets generally) of the Fund, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Fund other than those in the ordinary course of its business as described in the Prospectus and (C) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its common stock, except for regular dividends consistent with past practice.

         (ix) The accountants, Deloitte & Touche LLP, who have audited the financial statements included in, and whose report appears in, the Registration Statement and the Prospectus (and any amendment or supplement to either of them), are an independent public accounting firm as required by the Securities Act and Investment Company Act.

         (x) The financial statements of the Fund, together with related schedules and notes, included or incorporated by reference in the Registration Statement or the Prospectus present fairly the financial position of the Fund on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as disclosed therein and comply with all applicable accounting requirements under the Securities Act and the Investment Company Act; and the other financial and statistical information and data included in the Registration Statement or the Prospectus are accurately derived from such financial statements and the books and records of the Fund.

         (xi) The Fund, subject to the filing of the Prospectus under Rule 497 under the Securities Act, has taken all required action under the Securities Act and the Investment Company Act to make the public offering and consummate the sale of the Placement Shares as contemplated by this Agreement.

         (xii) The execution and delivery of and the performance by the Fund of its obligations under this Agreement and the Fund Agreements have been duly and validly authorized by the Fund and this Agreement and each of the Fund Agreements have been duly executed and delivered by the Fund and each constitutes the valid and legally binding agreement of the Fund, enforceable against the Fund in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

         (xiii) Except as disclosed in or contemplated by the Registration Statement or the Prospectus, subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus, the Fund has not incurred any material liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, and there has not been any change in the capital stock (other than in connection with the transactions contemplated hereunder or pursuant to the Fund's dividend reinvestment plan) or any change or any development involving or which should reasonably be expected to involve a Fund Material Adverse Effect or its capitalization, or the incurrence of any debt by, the Fund.

         (xiv) The Fund has not distributed and, prior to the later to occur of
(A) the applicable Settlement Date and (B) completion of the distribution of the Placement Shares contemplated by the applicable Placement Notice, will not distribute any offering material in connection with the offering and sale of the Placement Shares other than the Registration Statement, the Prospectus, the "sales material" (as defined in Section 6(xx) below) or other materials permitted by the Securities Act or the Investment Company Act.

         (xv) The Fund has such licenses, permits, and authorizations of governmental or regulatory authorities ("PERMITS") as are necessary to own its property and to conduct its business in the manner described in the Prospectus; the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto); and, except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Fund.

         (xvi) The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with the Fund's Board of Trustees' general or specific authorization and with the investment policies and restrictions of the Fund and the applicable requirements of the Securities Act, the Investment Company Act and the Internal Revenue Code of 1986, as amended, (the "CODE"); (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value and fee accruals, to maintain accountability for assets and to maintain compliance with the books and records requirements under the Investment Company Act; (C) access to assets is permitted only in accordance with the Board of Trustees' general or specific authorization; and (D) the recorded amount of assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Fund maintains "disclosure controls and procedures" (as such term is defined in Rule 30a-3 under the Investment Company Act).

         (xvii) The conduct by the Fund of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license or sub-license.

         (xviii) Except as stated in this Agreement and in the Prospectus, the Fund has not taken and will not take, directly or indirectly, any action designed to or which could cause or result in or which will constitute stabilization or manipulation of the price of the Placement Shares, or of any securities issued by the Fund, to facilitate the sale or resale of the Placement Shares in violation of federal securities laws and no such action has been, or will be, taken by any affiliates of the Fund.

         (xix) The Fund is duly registered under the Investment Company Act as a closed-end, non-diversified management investment company and the notification of registration of the Fund as an investment company under the Investment Company Act on Form N-8A has been duly filed with the Commission, is effective, and, at the time of filing thereof and at all times through the date hereof conformed in all material respects with all applicable provisions of the Investment Company Act; no order of suspension or revocation of such registration under the Investment Company Act has been issued or proceedings therefor initiated or threatened by the Commission. The provisions of the Declaration of Trust and the investment policies and restrictions described in each of the Registration Statement and the Prospectus, comply in all material respects with the requirements of the Investment Company Act.

         (xx) All advertising, sales literature or other promotional material (including "prospectus wrappers", "broker kits", "road show slides" and "road show scripts"), if any, whether in printed or electronic form, authorized in writing by or prepared by or at the direction of the Fund or the Adviser for use in connection with the offering and sale of the Placement Shares (collectively, "SALES MATERIAL") complied and comply in all material respects with the applicable requirements of the Securities Act and the rules and interpretations of FINRA. No sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (xxi) This Agreement and each of the Fund Agreements complies in all material respects with all applicable provisions of the Securities Act, the Investment Company Act and the Advisers Act.

         (xxii) No holder of any security of the Fund has any right to require registration of any Shares, capital stock or any other security of the Fund because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

         (xxiii) Except as disclosed in the Registration Statement and the Prospectus, no trustee of the Fund is an "interested person" (as defined in the Investment Company Act) of the Fund or an "affiliated person" (as defined in the Investment Company Act) of Jones.

         (xxiv) The Placement Shares are duly listed and admitted and authorized for trading, subject to official notice of issuance, on the NYSE.

         (xxv) All of the information provided to Jones or to counsel for Jones by the Fund, its officers and Trustees in connection with letters, filings or other supplemental information provided to FINRA pursuant to FINRA's conduct rules is true, complete and correct in all material respects.

         (xxvi) There is and has been no failure on the part of the Fund or any of the Fund's trustees or officers, in their capacities as such, to comply in any material respect with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "SARBANES OXLEY ACT"), including Sections 302 and 906 related to certifications.

         (xxvii) The Fund has filed all tax returns that are required to be filed and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith by appropriate actions and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, have a Fund Material Adverse Effect.

         (xxviii) The Fund has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the Investment Company Act) by the Fund, including policies and procedures that provide oversight of compliance for each investment adviser, administrator and transfer agent of the Fund.

         (xxix) The Fund carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and value of its properties.

         (b) Representations and Warranties with Respect to the Adviser. The Adviser represents and warrants to and agrees with Jones as of the date hereof and as of each Representation Date (as defined in Section 7(j) below) as follows:

         (i) The Adviser is a limited partnership duly organized and validly existing in good standing under the laws of the State of Illinois, with full power and authority to own, lease and operate its properties and to conduct its business as described in each of the Registration Statement and the Prospectus and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or conduct of its business requires such registration or qualification, except where the failure so to register or to qualify, either alone or in the aggregate, does not have or would not reasonably be expected to have (A) a material adverse effect on the condition (financial or other), general affairs, business, properties, business prospects, net assets or results of operations, whether or not occurring in the ordinary course of business, of the Adviser (an "ADVISER MATERIAL ADVERSE EFFECT") or (B) a Fund Material Adverse Effect.

         (ii) The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Advisory Agreement for the Fund as contemplated by the Registration Statement or the Prospectus. There does not exist any proceeding which could have an Adviser Material Adverse Effect with respect to the registration of the Adviser with the Commission.

         (iii) There are no legal or governmental proceedings pending or, to the knowledge of the Adviser, threatened against the Adviser that are required to be described in the Registration Statement or the Prospectus but are not described as required or that could reasonably be expected to result in any Adviser Material Adverse Effect or that may have a material, adverse effect on the ability of the Adviser to perform its obligations under this Agreement or any of the Adviser Agreements.

         (iv) Neither the execution, delivery or performance of this Agreement or any of the Adviser Agreements by the Adviser, nor the consummation by the Adviser of the transactions contemplated hereby or thereby (A) requires the Adviser to obtain any consent, approval, authorization or other order of, or registration or filing with, the Commission, FINRA, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Adviser, or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the partnership agreement or bylaws or other organizational documents of the Adviser or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any of the Adviser Agreements or any other agreement, indenture, lease or other instrument to which the Adviser is a party or by which the Adviser or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Adviser or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Adviser is subject, except in any case under clause (B) for such conflict, breach, default, violation or lien that, either alone or in the aggregate, does not have or would not reasonably be expected to have an Adviser Material Adverse Effect or a material adverse effect on the ability of the Adviser to perform its obligations under this Agreement or any of the Adviser

Agreements. The Adviser is not subject to any order of any court or of any arbitrator, regulatory body, administrative agency or other governmental body, agency or official.

         (v) The Adviser has full power and authority to enter into this Agreement and each of the Adviser Agreements; the execution and delivery of, and the performance by the Adviser of its obligations under, this Agreement and each of the Adviser Agreements have been duly and validly authorized by the Adviser; and this Agreement and each of the Adviser Agreements have been duly executed and delivered by the Adviser and constitute the valid and legally binding agreements of the Adviser, enforceable against the Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Adviser's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles whether enforcement is considered in a proceeding in equity or at law.

         (vi) The Adviser has the financial resources necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Prospectus or under this Agreement and each of the Adviser Agreements.

         (vii) The description of the Adviser in the Registration Statement or the Prospectus complied as of any effective date of the Registration Statement and as of the date of the Prospectus, as applicable, and complies and will comply, as of the date hereof, each Applicable Time and each Settlement Date, in all material respects with the provisions of the Securities Act, the Investment Company Act and the Advisers Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

         (viii) Since the date as of which information is given in the Registration Statement or the Prospectus, except as otherwise stated therein, there has not occurred any event which would reasonably be expected to have a material adverse effect on the ability of the Adviser to perform its obligations under this Agreement and each of the Adviser Agreements.

         (ix) The Adviser has such permits as are necessary to own its property and to conduct its business in the manner described in the Prospectus; and the Adviser has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the Adviser under any such permit.

         (x) None of this Agreement nor any of the Adviser Agreements violate any applicable provisions of the Investment Company Act and Advisers Act.

         (xi) Except as stated in this Agreement, the Registration Statement or the Prospectus, the Adviser has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of the Placement Shares or any securities issued by the Fund to facilitate the sale or resale of the Placement Shares in violation of federal securities laws and the Adviser is not aware of any such action taken or to be taken by any affiliates of the Adviser

         (xii) The Adviser has adopted and implemented written policies and procedures under Rule 206(4)-7 of the Advisers Act reasonably designed to prevent violation of the Advisers Act by the Adviser and its supervised persons.

         (c) Representations and Warranties with Respect to the Sub-Adviser. The Sub-Adviser represents and warrants to and agrees with Jones as of the date hereof and as of each Representation Date (as defined in Section 7(j) below) as follows:

         (i) The Sub-Adviser is a limited liability company duly organized and validly existing in good standing under the laws of the State of Florida, with full limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in each of the Registration Statement and the Prospectus and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or conduct of its business requires such registration or qualification, except where the failure so to register or to qualify, either alone or in the aggregate, does not have or would not reasonably be expected to have (A) a material adverse effect on the condition (financial or other), general affairs, business, properties, business prospects, net assets or results of operations of the Sub-Adviser (a "SUB-ADVISER MATERIAL ADVERSE EFFECT") or
(B) a Fund Material Adverse Effect.

         (ii) The Sub-Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Sub-Advisory Agreement for the Fund as contemplated by the Registration Statement or the Prospectus. There does not exist any proceeding which could have a Sub-Adviser Material Adverse Effect with respect to the registration of the Sub-Adviser with the Commission.

         (iii) There are no legal or governmental proceedings pending or, to the knowledge of the Sub-Adviser, threatened against the Sub-Adviser that are required to be described in the Registration Statement or the Prospectus but are not described as required or that could result in a Sub-Adviser Material Adverse Effect or that may have a material, adverse effect on the ability of the Sub-Adviser to perform its obligations under this Agreement or the Sub-Advisory Agreement.

         (iv) Neither the execution, delivery or performance of this Agreement or the Sub-Advisory Agreement by the Sub-Adviser, nor the consummation by the Sub-Adviser of the transactions contemplated hereby or thereby (A) requires the Sub-Adviser to obtain any consent, approval, authorization or other order of, or registration or filing with, the Commission, FINRA, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Sub-Adviser, or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the limited liability company agreement or bylaws or other organizational documents of the Sub-Adviser or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the Sub-Advisory Agreement or any other agreement, indenture, lease or other instrument to which the Sub-Adviser is a party or by which the Sub-Adviser or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Sub-Adviser or any of its properties or will result in the creation or imposition of any lien upon any property or assets of the Sub-Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Sub-Adviser is subject, except in any case under clause (B) for such conflict, breach, default, violation or lien that, either alone or in the aggregate, does not have or would not reasonably be expected to have a Sub-Adviser Material Adverse Effect or a material adverse effect on the ability of the Sub-Adviser to perform its obligations under this Agreement or the Sub-Advisory Agreement. The Sub-Adviser is not subject to any order of any court or of any arbitrator, regulatory body, administrative agency or other governmental body, agency or official.

         (v) The Sub-Adviser has full power and authority to enter into this Agreement and the Sub-Advisory Agreement; the execution and delivery of, and the performance by the Sub-Adviser of its obligations under, this Agreement and the Sub-Advisory Agreement have been duly and validly authorized by the Sub-Adviser; and this Agreement and the Sub-Advisory Agreement have been duly executed and delivered by the Sub-Adviser and constitute the valid and legally binding agreements of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Sub-Adviser's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles whether enforcement is considered in a proceeding in equity or at law.

         (vi) The Sub-Adviser has the financial resources necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Prospectus or under this Agreement and the Sub-Advisory Agreement.

         (vii) The description of the Sub-Adviser in the Registration Statement or the Prospectus complied as of any effective date of the Registration Statement and as of the date of the Prospectus, as applicable, and complies and will comply, as of the date hereof, each Applicable Time and each Settlement Date, in all material respects with the provisions of the Securities Act, Investment Company Act and the Advisers Act did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the

Prospectus, in light of the circumstances under which they were made) not misleading.

         (viii) Since the date as of which information is given in the Registration Statement or the Prospectus, except as otherwise stated therein, there has not occurred any event which would reasonably be expected to have a material adverse effect on the ability of the Sub-Adviser to perform its obligations under this Agreement or the Sub-Advisory Agreement.

         (ix) The Sub-Adviser has such permits as are necessary to own its property and to conduct its business in the manner described in the Prospectus; and the Sub-Adviser has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the Sub-Adviser under any such permit.

         (x) None of this Agreement nor the Sub-Advisory Agreement violates any applicable provisions of the Investment Company Act and the Advisers Act.

         (xi) Except as stated in this Agreement, the Registration Statement or the Prospectus (or in any amendment or supplement to any of the foregoing), the Sub-Adviser has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of the Placement Shares or of any securities issued by the Fund to facilitate the sale or resale of the Placement Shares in violation of federal securities laws and the Sub-Adviser is not aware of any such action taken or to be taken by any affiliates of the Sub-Adviser.

         (xii) The Sub-Adviser has adopted and implemented written policies and procedures under Rule 206(4)-7 of the Advisers Act reasonably designed to prevent violation of the Advisers Act by the Adviser and its supervised persons.

         (d) Certificates. Any certificate signed by any authorized officer of the Fund, or the Adviser identified on Schedule 3 attached hereto, as such Schedule may be updated from time to time pursuant to notice properly delivered to Jones pursuant to Section 12 of this Agreement and delivered to the representatives or to counsel for Jones shall be deemed a representation and warranty by the Fund or the Adviser, as the case may be, to Jones as to the matters covered thereby.

  7. Covenants of the Fund, the Adviser and the Sub-Adviser. The Fund, the Adviser and (with respect to subsection (e), (h), (j), (l(ii)), (n), (t) and
(v) below only, and only as they relate to the Sub-Adviser) the Sub-Adviser, jointly and severally, covenant and agree with Jones that:

         (a) The Fund will promptly advise Jones (i) when, during any period that a prospectus relating to the offer or sale of Placement Shares is required to be delivered under the Securities Act, any amendment to the Registration Statement affecting the Placement Shares shall have become effective, (ii) of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus, or for any additional information, affecting or in respect of the Placement Shares, (iii) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement affecting the Placement Shares or the institution or threatening of any proceeding for that purpose, and (iv) the receipt by the Fund of any notification with respect to the suspension of the qualification of the Placement Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Fund will not file any amendment to the Registration Statement affecting the Placement Shares or any supplement to the Prospectus affecting the Placement Shares unless the Fund has furnished Jones with a copy for its review prior to filing, and will not file any such proposed amendment or supplement affecting the Placement Shares to which Jones reasonably objects, in any event until after the end of the period during which a prospectus is required to be delivered to purchasers of the Placement Shares under the Securities Act. Subject to the foregoing sentence, the Fund will cause the Prospectus Supplement to be transmitted to the Commission for filing pursuant to Rule 497 under the Securities Act. The Fund will use its best efforts to prevent the issuance of any order suspending the effectiveness of the Registration Statement affecting the Placement Shares and, if issued, to obtain as soon as possible the withdrawal thereof. The Fund will timely file the requisite copies of the Prospectus with the Commission pursuant to Rule 497(c) or Rule 497(h) under the Securities Act, whichever is applicable or, if applicable, will timely file the certification permitted by Rule 497(j) under the Securities Act and will advise Jones of the time and manner of such filing.

         (b) During any period in which a Prospectus relating to the Placement Shares is required to be delivered by Jones under the Securities Act with respect to a pending sale of the Placement Shares, the Fund will comply so far as it is able with all requirements imposed upon it by the Securities Act and the Investment Company Act, as from time to time in force, so far as necessary to permit the continuance of sales of the Placement Shares during such period in accordance with the provisions hereof and the Prospectus, and will file with the Commission and the NYSE all documents pursuant to the Securities Act and the Investment Company Act in the manner and within the time periods required by the Securities Act and the Investment Company Act. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Fund will promptly notify Jones to suspend the offering of Placement Shares during such period and the Fund will promptly amend or supplement the Registration Statement or Prospectus so as to correct such statement or omission or effect such compliance.

         (c) During any period in which the Prospectus relating to the Placement Shares is required to be delivered by Jones under the Securities Act with respect to a pending sale of the Placement Shares, the Fund will use its best efforts to cause the Placement Shares to be listed on the NYSE and to qualify, if necessary, the Placement Shares for sale under the securities laws of such United States jurisdictions as Jones reasonably designates and to continue such qualifications in effect so long as required for the distribution of the Placement Shares; provided, however, that the Fund shall not be required in connection therewith to qualify as a foreign corporation or dealer in securities, file a general consent to service of process in any jurisdiction, or meet any other requirement in connection with this Section 7(c) deemed by the Fund to be unduly burdensome.

         (d) As soon as practicable, but in no event later than the last day of the 18th full calendar month following the calendar quarter in which the effective date of the Registration Statement falls, the Fund will make generally available to its security holders an earnings statement, which need not be audited, which earnings statement shall satisfy the provisions of Section 11(a) and Rule 158 of the Securities Act.

         (e) The Fund agrees to pay all costs, fees and expenses incurred in connection with performance of its obligations hereunder and in connection with the transactions contemplated under this Agreement, including, without limitation, (i) all expenses incident to the issuance and delivery of the Placement Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Shares, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Placement Shares, (iv) all reasonable fees and expenses of the Fund's counsel, Jones' counsel and the Fund's independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts) and the Prospectus, and all amendments and supplements thereto and this Agreement, (vi) all filing fees, distribution fees, attorneys' fees and expenses incurred by the Fund or Jones in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Placement Shares for offer and sale under the state securities or blue sky laws, including, if requested by Jones, the preparation by counsel for Jones and printing of a "Blue Sky Survey" or other memorandum, and any supplements thereto, advising Jones of such qualifications, registrations and exemptions, (vii) the fees and expenses associated with listing the Placement Shares on the NYSE, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to Jones in connection with, the review by FINRA of the terms of the sale of the Placement Shares, and (ix) all other fees, costs and expenses incident to the performance by the Fund of its obligations hereunder. Except as provided in Sections 7(e)(iv), (vi) and (viii) above with respect to Jones (collectively, the "REIMBURSABLE AMOUNTS"), the aggregate amount of any discount, commission or other compensation to be paid by the Fund to Jones in connection with Jones' performance of its obligations under this Agreement shall be as set forth on
Schedule 2 attached hereto (or as otherwise agreed to in writing as set forth in the Placement Notice). The Fund shall pay to Jones the Reimbursable Amounts in addition to such discount, commissions and other compensation payable to Jones as contemplated by Schedule 2 (or as otherwise agreed to in writing as set forth in the Placement Notice). Each of the Adviser and Sub-Adviser, severally, agree to pay all costs, fees and expenses of its respective counsel.

         (f) The Fund will use the Net Proceeds as described in the Prospectus.

         (g) The Fund will, at any time during the term of this Agreement, as supplemented from time to time, advise Jones immediately after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document required to be provided to Jones pursuant to this Agreement.

         (h) The Fund will cooperate with any due diligence review conducted by Jones or its agents, including, without limitation, providing information and making available documents and senior corporate officers, as Jones may reasonably request; provided, however, that the Fund shall be required to make available documents and senior corporate officers only (i) at the Fund's principal offices and (ii) during the Fund's ordinary business hours. The parties acknowledge that the due diligence review contemplated by this Section 7(h) will include during the term of this Agreement (x) a bring-down diligence conference among Jones and certain officers of the Fund's operations or legal departments upon the issuance by the Fund of a Placement Notice and (y) a quarterly diligence conference to occur within three business days following the Fund's filing of each of its annual and semi-annual reports on Form N-CSR and N-CSRS, respectively (the "REPORTS"), and quarterly schedule of investments whereby the Fund, the Adviser and the Sub-Adviser will make their senior corporate officers, including portfolio managers, available to address certain diligence inquiries of Jones and will provide such additional information and documents as Jones may reasonably request.; provided, however that, notwithstanding anything to the contrary in this Section 7(h), the Fund's portfolio managers shall not be required to participate with respect to quarterly diligence conferences to be held in connection with the filing of the Fund's quarterly schedule of investments.

         (i) The Fund agrees that on such dates as the Securities Act shall require, the Fund will (i) file a Prospectus Supplement with the Commission under Rule 497 under the Securities Act, which Prospectus Supplement will set forth, within the relevant period, the amount of Placement Shares sold through Jones, the Net Proceeds to the Fund and the compensation payable by the Fund to Jones with respect to such Placement Shares, and (ii) deliver such number of copies of each such Prospectus Supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market.

         (j) During the term of this Agreement, each time the Fund (i) files the Prospectus relating to the Placement Shares (ii) amends or supplements the Registration Statement or the Prospectus relating to the Placement Shares by means of a post-effective amendment, sticker, or supplement (other than a Prospectus Supplement filed in accordance with Section 7(i) of this Agreement), or (iii) files a Report (to the extent not already covered by subsection (i) or (ii) of this Section 7(j)), each of the Fund, the Adviser and Sub-Adviser shall furnish Jones with a certificate, in the form attached hereto as Exhibit 7(j). (Each date contemplated in subsections (i), (ii) and (iii) of this Section 7(j) is referred to herein as the "REPRESENTATION DATE"). With respect to post-effective amendments to the Registration Statement contemplated by this
Section 7(j), the Representation Date shall be the date the Commission declares such amendment effective and all Representation Date deliveries relating thereto which are required by Section 7 shall be delivered on or as promptly as practicable following the date of effectiveness of such amendment.

         (k) Except as otherwise provided in the last sentence of this Section 7(k), on the date hereof and thereafter as of each Representation Date, the Fund shall cause to be furnished to Jones with a written opinion of Chapman and Cutler LLP (the "FUND COUNSEL"), dated the Representation Date, in substantially the form attached hereto as Exhibit 7(k)(1), but modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinion, counsel may furnish Jones with a letter to the effect that Jones may rely on a prior opinion delivered under this Section 7(k) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date). Insofar as any opinion of Fund Counsel relates to or is dependent upon matters governed by Massachusetts law, Fund Counsel will be permitted to rely on the opinion of Bingham McCutchen LLP. In the event that a Representation Date is triggered by the filing of a Report, only the opinion identified in Exhibit 7(k)(2) shall be required.

         (l) (i) Except as otherwise provided in the last sentence of this
Section 7(i), on the date hereof and thereafter as of each Representation Date, the Adviser shall cause to be furnished to Jones with a written opinion of Chapman and Cutler LLP (the "ADVISER COUNSEL"), dated the Representation Date, in substantially the form attached hereto as Exhibit 7(l)(i), but modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinion, counsel may furnish Jones with a letter to the effect that Jones may rely on a prior opinion delivered under this Section 7(l)(i) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date). In the event that a Representation Date is triggered by the filing of the Fund's semi-annual report, no opinion identified in this Section 7(l)(i) shall be required.

         (ii) Except as otherwise provided in the last sentence of Section 7(l)(ii), on the date hereof and thereafter as of each Representation Date, the Sub-Adviser shall cause to be furnished to Jones with a written opinion of Stark & Stark (the "SUB-ADVISER COUNSEL"), dated the Representation Date, in substantially the form attached hereto as Exhibit 7(l)(ii), but modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinion, counsel may furnish Jones with a letter to the effect that Jones may rely on a prior opinion delivered under this Section 7(l)(ii) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date). In the event that a Representation Date is triggered by the filing of the Fund's semi-annual report, no opinion in this Section 7(1)(ii) shall be required.

         (m) On the date hereof and each date on which a Report is filed, or during any period in which the Prospectus relating to the Placement Shares is required to be delivered by Jones, each time that the Registration Statement is amended or the Prospectus supplemented to include additional financial statements, the Fund shall cause its independent accountants to furnish Jones letters (the "COMFORT LETTERS"), dated the date of each such date, in form and substance satisfactory to Jones, (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings (the first such letter, the "INITIAL COMFORT LETTER") and (iii) updating the Initial

Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter; provided, however, that any Comfort Letter delivered in connection with the filing of the Fund's semi-annual report shall not include item by item support and verification ("tickmarking"). Notwithstanding the delivery of a Comfort Letter pursuant to the terms of this
Section 7(m), to the extent the Fund's independent accountants have not been engaged by the Fund to perform a review of the Fund's unaudited semi-annual financial statements in connection with the filing of the Fund's semi-annual report, the Fund shall deliver to Jones on the applicable Representation Date a certificate of the Fund's chief financial officer substantially in the form attached hereto as Exhibit 7(m) (the "CFO Certificate").

         (n) On the date hereof and thereafter as of each Representation Date, each of the Fund, the Adviser and the Sub-Adviser shall furnish Jones with a certificate of its respective Secretary, in form and substance reasonably satisfactory to Jones.

         (o) Each Placement Notice issued by the Fund to Jones shall be deemed to be an affirmation that the representations and warranties made by it in this Agreement are true and correct in all material respects at the time such Placement Notice is issued, and that the Fund has complied in all material respects with all of the agreements to be performed by it hereunder at or prior to such time.

         (p) The Fund (including its agents and representatives, other than Jones in its capacity as such) will not make, use, prepare, authorize, approve or refer to any written communication (as defined in Rule 405 under the Act), required to be filed with the Commission, that constitutes an offer to sell or solicitation of an offer to buy Placement Shares hereunder, except by means of the Prospectus.

         (q) The Fund will comply with all requirements imposed upon it by the Securities Act, the Exchange Act and the Investment Company Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Placement Shares as contemplated by the provisions hereof and the Prospectus.

         (r) Without the written consent of Jones, the Fund will not, directly or indirectly, offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Shares (other than the Placement Shares offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Shares, warrants or any rights to purchase or acquire, Shares during the period beginning on the fifth (5th) Trading Day immediately prior to the date on which any Placement Notice is delivered to Jones hereunder and ending on the fifth (5th) Trading Day immediately following the final Settlement Date with respect to Placement Shares sold pursuant to such Placement Notice; PROVIDED, HOWEVER, that such restrictions will not be required in connection with the Fund's issuance or sale of Shares pursuant to (i) the Dividend Reinvestment Plan, and (ii) conversion of securities or the exercise of warrants, options or other rights in effect or outstanding as of the date of this Agreement.

         (s) The Fund will furnish to Jones and its counsel (at the expense of the Fund) copies of the Registration Statement, the Prospectus and all amendments and supplements to the Registration Statement or Prospectus relating to the registration and issuance of the Placement Shares pursuant to this

Agreement that are filed with the Commission during the period in which a prospectus relating to the Placement Shares is required to be delivered under the Securities Act, in each case as soon as reasonably practicable and in such quantities as Jones may from time to time reasonably request.

         (t) Each of the Fund, the Adviser and Sub-Adviser acknowledges and agrees that Jones has informed the Fund that Jones may, to the extent permitted under the Securities Act, Exchange Act and the Investment Company Act, purchase and sell Placement Shares for its own account at the same time as Placement Shares are being sold by the Fund pursuant to this Agreement, provided that (i) the Fund shall not be deemed to have authorized or consented to any such purchases or sales by Jones and (ii) no such purchases or sales shall take place while a Placement Notice is in effect (except to the extent Jones may engage in sales of Placement Shares (A) purchased or deemed purchased from the Fund as a "riskless principal" or in a similar capacity or (B) with respect to errors that cause Jones to take an unplanned principal positions, in each case to the extent such sales are permitted under the Securities Act, the Securities Exchange Act of 1934, as amended, and the Investment Company Act).

         (u) The Fund will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Placement Shares or
(ii) sell, bid for, or purchase the Placement Shares, or pay anyone any compensation for soliciting purchases of the Placement Shares other than Jones; PROVIDED, HOWEVER, the Fund may issue and sell Shares pursuant to the Dividend Reinvestment Plan (it being understood that the Sub-Adviser shall have no obligation or liability under this paragraph with respect to acts or omissions of the Fund and the Adviser, and their respective officers, trustees or directors).

         (v) During the term of this Agreement, the Fund, the Adviser and Sub-Adviser will furnish to Jones such information as reasonably requested by Jones regarding the Fund, the Adviser or Sub-Adviser.

  8. Conditions to Jones's Obligations. The obligations of Jones hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties made by the Fund and the Adviser herein, to the due performance by the Fund and the Adviser of their respective obligations hereunder, and to the continuing satisfaction (or waiver by Jones in its sole discretion) of the following additional conditions:

         (a) The Registration Statement shall have become effective and shall be available for the sale of (i) all Placement Shares issued pursuant to all prior Placements and not yet sold by Jones and (ii) all Placement Shares contemplated to be issued by the Placement Notice relating to such Placement.

         (b) None of the following events shall have occurred and be continuing:
(i) receipt by the Fund of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any amendments or supplements to the Registration Statement or the Prospectus relating to or affecting the Placement Shares; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, including any notice objecting to the use of the Registration Statement or order pursuant to Section 8(e) of the Investment Company Act having been issued and proceedings therefor initiated, or to the knowledge of the Fund, threatened by the Commission; (iii) receipt by the Fund of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the occurrence of any event that makes any statement made in the Registration Statement or the Prospectus untrue in any material respect or that requires the making of any changes in the Registration Statement or Prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Fund's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate.

         (c) Jones shall not have advised the Fund that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of a material fact regarding Jones that in Jones' opinion is material, or omits to state a fact regarding Jones that in Jones' opinion is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which it was made, not misleading.

         (d) Except as contemplated or disclosed in the Prospectus, there shall not have been any material change, on a consolidated basis, in the authorized capital stock of the Fund or any Fund Material Adverse Effect, Adviser Material Adverse Effect or Sub-Adviser Material Adverse Effect, or any development that may reasonably be expected to cause a Fund Material Adverse Effect, Adviser Material Adverse Effect or Sub-Adviser Material Adverse Effect, or a downgrading in or withdrawal of the rating assigned to any of the Fund's debt or preferred securities by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Fund's debt or preferred securities, the effect of which, in the case of any such action by a rating organization described above, in the sole judgment of Jones (without relieving the Fund of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Placement Shares on the terms and in the manner contemplated in the Prospectus.

         (e) Jones shall have received the opinion of Fund Counsel required to be delivered pursuant Section 7(k) on or before the date on which such delivery of such opinion is required pursuant to Section 7(k).

         (f) Jones shall have received the opinions of Adviser Counsel and Sub-Adviser Counsel required to be delivered pursuant Section 7(l) on or before the date on which such delivery of such opinion is required pursuant to Section 7(l).

         (g) Jones shall have received the Comfort Letter, and to the extent applicable, the CFO Certificate, required to be delivered pursuant Section 7(m) on or before the date on which such delivery of such letter and CFO Certificate is required pursuant to Section 7(m).

         (h) Jones shall have received the certificates required to be delivered pursuant to Section 7(j) and Section 7(n) on or before the date on which delivery of such certificate is required pursuant to Section 7(j) and Section 7(n), respectively.

         (i) Trading in the Shares shall not have been suspended on the NYSE.

         (j) On each date on which the Fund is required to deliver a certificate pursuant to Section 7(j), the Fund shall have furnished to Jones such appropriate further information, certificates and documents as Jones may reasonably request. All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof. The Fund will furnish Jones with such conformed copies of such opinions, certificates, letters and other documents as Jones shall reasonably request.

         (k) All filings with the Commission required by Rule 497 under the Securities Act to have been filed prior to the giving of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 497.

         (l) The Placement Shares shall have been approved for listing on the NYSE, subject only to notice of issuance.

         (m) There shall not have occurred any event that would permit Jones to terminate this Agreement pursuant to Section 11(a).

         (n) Prior to the date hereof, FINRA shall have confirmed that it has no objection with respect to the fairness and reasonableness of the placement terms and arrangements set forth herein.

9.       Indemnification and Contribution.

         (a) Indemnification by the Fund, the Adviser and Sub-Adviser. The Fund, the Adviser and Sub-Adviser, jointly and severally, agree to indemnify and hold harmless Jones, its directors, members, officers and each person, if any, who controls Jones within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

         (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) including any information deemed to be a part thereof pursuant to Rule 430A or Rule 497 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any sales material, any Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 9(e) below) any such settlement is effected with the written consent of the Fund and the Adviser; and

         (3) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Jones), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above,provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Fund, the Adviser or Sub-Adviser by Jones expressly for use in the Registration Statement (or any amendment thereto), any sales material, or in any Prospectus (or any amendment or supplement thereto).

         (b) Indemnification by Jones. Jones agrees to indemnify and hold harmless each of the Fund, the Adviser and the Sub-Adviser, each of their directors, trustees, members, each of their officers who signed the Registration Statement, and each person, if any, who controls the Fund, the Adviser or Sub-Adviser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 9, as incurred, but only with respect to (i) any failure by Jones to comply with the prospectus delivery requirements applicable to the Placement Shares; and
(ii) untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), any sales material, or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Fund, the Adviser or the Sub-Adviser by Jones expressly for use in the Registration Statement (or any amendment thereto), any sales material, or any Prospectus (or any amendment or supplement thereto). The Fund, the Adviser and Sub-Adviser acknowledge that Jones has not furnished any information to the Fund for inclusion in the Prospectus.

         (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected as follows: counsel to Jones, its directors, members, officers, and each person, if any, who controls Jones within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall be selected by Jones; counsel to the Fund, its directors, trustees, members, each of its officers who signed the Registration Statement and each person, if any, who controls the Fund within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act shall be selected by the Fund; counsel to the Adviser and each person, if any, who controls the Adviser within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act shall be selected by the Adviser and counsel to the Sub-Advisor and each person, if any, who controls the Sub-Advisor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall be selected by the Sub-Adviser. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for Jones and each person, if any, who controls Jones within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Fund, each of their directors, trustees, members, each of its officers who signed the Registration Statement and each person, if any, who controls the Fund within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Adviser, the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Sub-Adviser, and the fees and expenses of more than one counsel, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 9(a)(2) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         (e) Other Agreements with Respect to Indemnification and Contribution. The provisions of this Section 9 hereof shall not affect any agreements among the Fund, the Adviser and Sub-Adviser with respect to indemnification of each other or contribution between themselves.

         (f) Contribution.

         (1) If the indemnification provided for in this Section 9 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund, the Adviser and Sub-Adviser on the one hand and Jones on the other hand from the offering of the Placement Shares pursuant to this Agreement or (ii) if the allocation provided by clause
(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund, the Adviser and Sub-Adviser on the one hand and of Jones on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         (2) The relative benefits received by the Fund, the Adviser and Sub-Adviser on the one hand and Jones on the other hand in connection with the offering of the Placement Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the Net Proceeds from the offering of the Placement Shares pursuant to this Agreement (before deducting expenses) received by the Fund, the Adviser and the Sub-Adviser and the total discounts and commissions received by Jones as calculated in accordance with the terms set forth in Schedule 2, bear to the aggregate gross proceeds from the sale of Placement Shares pursuant to this Agreement.

         (3) The relative fault of the Fund, the Adviser and Sub-Adviser on the one hand and Jones on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Fund, by the Adviser, by the Sub-Adviser or by Jones and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (4) The Fund, the Adviser, the Sub-Adviser and Jones agree that it would not be just and equitable if contribution pursuant to this Section 9(f) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(f). The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this
Section 9(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         (5) Notwithstanding the provisions of this Section 9(f), Jones shall not be required to contribute any amount in excess of the amount by which the total price of the Placement Shares actually distributed by Jones exceeds the amount of any damages that Jones has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         (6) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (7) For purposes of this Section 9(f), each person, if any, who controls Jones within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as Jones, and each person who controls the Fund, any Adviser or Sub-Adviser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Fund, the Adviser and the Sub-Adviser and each trustee, director or member of the Fund, the Adviser and the Sub-Adviser shall have the same rights to contribution as the Fund, the Adviser and the Sub-Adviser.

         (g) The indemnity and contribution agreements contained in this Section 9 and the representation and warranties of the Fund, the Adviser and the Sub-Adviser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of Jones, its partners, officers or employees, or any person controlling Jones, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and or by or on behalf of the Fund and/or any Adviser or Sub-Adviser, its directors and officers or any person who controls the Fund, and/or any Adviser or Sub-Adviser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) delivery and acceptance of the Placement Shares and payment therefor, or (iii) any termination of this Agreement. A successor to Jones or to the Fund or any Adviser or Sub-Adviser, its respective directors or officers, or any person controlling the Fund, or any Adviser or Sub-Adviser, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

  10. Representations and Agreements to Survive Delivery. All representations and warranties of the Fund and the Adviser herein or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of Jones, any controlling persons, or the Fund and/or any Adviser or Sub-Adviser (or any of their respective officers, directors or controlling persons), (ii) delivery and acceptance of the Placement Shares and payment therefor or (iii) any termination of this Agreement.

  11. Termination.

         (a) Jones shall have the right by giving notice as hereinafter specified at any time to terminate this Agreement if (i) any Fund Material Adverse Effect or Adviser Material Adverse Effect, has occurred which, in the reasonable judgment of Jones, may materially impair the investment quality of the Placement Shares, (ii) the Fund, the Adviser or Sub-Adviser shall have failed, refused or been unable to perform any agreement on its part to be performed hereunder; provided, however, in the case of any failure of the Fund, the Adviser or Sub-Adviser to deliver (or cause another person to deliver) any certification, opinion, or letter required under Sections 7(j), 7(k), 7(l) or 7(m) Jones's right to terminate shall not arise unless such failure to deliver

(or cause to be delivered) continues for more than thirty (30) days from the date of such Representation Date pursuant to which such delivery was required; provided, further, that, Jones shall have the right to suspend its obligations hereunder, regardless of whether a Placement Notice is pending, beginning on the sixth (6th) day after the date of any Representation Date if any certification, opinion, or letter referenced in the foregoing proviso has not yet been (or caused to be) delivered; (iii) any other condition of Jones's obligations hereunder is not fulfilled, or (iv) any suspension or limitation of trading in the Placement Shares or in securities generally on the NYSE shall have occurred. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(e), Section 9, Section 10, Section 15,
Section 17 and Section 19 hereof shall remain in full force and effect notwithstanding such termination. If Jones elects to terminate this Agreement as provided in this Section 11, Jones shall provide the required notice as specified herein.

         (b) The Fund shall have the right, by giving notice as hereinafter specified to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(e), Section 9, Section 10, Section 15,
Section 17 and Section 19 hereof shall remain in full force and effect notwithstanding such termination.

         (c) Jones shall have the right, by giving notice as hereinafter specified to terminate this Agreement in its sole discretion at any time following the period of twelve (12) months after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(e), Section 9, Section 10, Section 15,
Section 17 and Section 19 hereof shall remain in full force and effect notwithstanding such termination.

         (d) This Agreement shall remain in full force and effect unless terminated pursuant to Sections 11(a), (b) or (c) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Section 7(e), Section 9,
Section 10, Section 15, Section 17 and Section 19 shall remain in full force and effect.

         (e) Except as otherwise provided in Sections 11(b) and 11(c), any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by Jones or the Fund or Adviser, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Shares, such Placement Shares shall settle in accordance with the provisions of this Agreement.

         (f) Any Reimbursable Amounts owed to Jones upon a termination in accordance with this Section 11 shall be payable by the Fund to Jones only to the extent such Reimbursable Amounts are actually incurred by Jones as contemplated by FINRA Rule 5110(f)(2)(D).

  12. Notices. All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and if sent to Jones, shall be delivered to Jones at JonesTrading Institutional Services LLC, 32133 Lindero Canyon Road, Suite 208,

Westlake Village, California 91361, fax no. (781) 416-2899, Attention: General Counsel, and Troutman Sanders LLP, 1001 Haxall Point, Richmond, Virginia 23218, fax no. (804) 698-5196, Attention: David M. Carter; if sent to the Fund or, the Adviser, shall be delivered to First Trust Advisors L.P., Attention: General Counsel, fax no.: (630) 517-7437), with a copy to Chapman and Cutler LLP,
Attention: Eric F. Fess, telephone (312) 845-3781 fax: (312) 701-2361, or if sent to the Sub-Adviser, shall be delivered to Aviance Capital Management, LLC,
Attention: Edward C. Bertelsen, fax: (941) 918-0405. Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, "BUSINESS DAY" shall mean any day on which the NYSE and commercial banks in the City of New York are open for business.

  13. Successors. This Agreement shall inure to the benefit of and be binding upon Jones, the Fund, the Adviser and the Sub-Adviser and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than Jones, the Fund and the Adviser and their respective successors and the controlling persons and directors, officers, members and trustees referred to in Section 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of Jones, the Fund, the Adviser and the Sub-Adviser and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Placement Shares from Jones shall be deemed to be a successor by reason merely of such purchase.

  14. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

  15. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the state of New York applicable to agreements made and to be performed in such state.

  16. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings, titled and captions herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

  17. Waiver of Jury Trial. The Fund, the Adviser and Jones each hereby irrevocably waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or any transaction contemplated hereby.

  18. Adjustments for Stock Splits. The parties acknowledge and agree that all share related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Shares.

  19. Absence of Fiduciary Relationship. The Fund, the Adviser and Sub-Adviser acknowledge that in connection with the offering of the Placement Shares: (a) Jones has acted at arms length and owes no fiduciary duties to, the Fund, the Adviser and Sub-Adviser or any other person; (b) Jones owes the Fund, the Adviser and Sub-Adviser only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) Jones may have interests that differ from those of the Funds, the Adviser and Sub-Adviser. The Fund, the Adviser and Sub-Adviser waive to the full extent permitted by applicable law any claims any of them may have against Jones arising from an alleged breach of fiduciary duty in connection with the offering of the Placement Shares as contemplated by this Agreement

  20. Limitation of Liability. The Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's shareholders individually but are binding only upon the assets and property of the Fund.








                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         If the foregoing correctly sets forth the understanding between the Fund, the Adviser and Jones, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Fund, the Adviser, the Sub-Adviser and Jones.

                                          Very truly yours,

                                          FIRST TRUST ACTIVE DIVIDEND
                                          INCOME FUND


                                          By:  /s/ James A. Bowen
                                               -------------------------
                                          Name:  James A. Bowen
                                          Title: President



                                          FIRST TRUST ADVISORS L.P.


                                          By:  /s/ James A. Bowen
                                               -------------------------
                                          Name:  James A. Bowen
                                          Title: President



                                          AVIANCE CAPITAL MANAGEMENT, LLC


                                          By:  /s/ Michael J. Dixon
                                               -------------------------
                                          Name:   Michael J. Dixon
                                          Title:  President and Chief
                                                  Executive Officer



                                          ACCEPTED as of the date
                                          first-above written:

                                          JONESTRADING INSTITUTIONAL
                                          SERVICES LLC


                                          By:  /s/ Alan Hill
                                               ---------------------------
                                          Name:   Alan Hill
                                          Title:  CFO

                                                                     SCHEDULE 1




                            FORM OF PLACEMENT NOTICE
                            ------------------------


From:             [                         ]
Cc:               [                         ]
To:               [                         ]
Subject:          Capital On Demand - Placement Notice

Date:

Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Capital On Demand(TM) Sales Agreement between First Trust Active Dividend Fund (the "FUND"), First Trust Advisors L.P., Aviance Capital Management, LLC and JonesTrading Institutional Services LLC ("JONES") dated November ___, 2009, I hereby request on behalf of the Fund that Jones sell up to [ ] shares of the Fund's common shares of beneficial interest, $0.01 par value per share, at a minimum market price of $_______ per share.



The time period during which sales are requested to be made shall be ________________.



[No more than __________ shares may be sold in any one trading day.]



Discount/Commission:  ______________________



ADDITIONAL SALES PARAMETERS MAY BE ADDED, SUCH AS SPECIFIC DATES THE SHARES MAY NOT BE SOLD ON, THE MANNER IN WHICH SALES ARE TO BE MADE BY JONES, AND/OR THE CAPACITY IN WHICH JONES MAY ACT IN SELLING SHARES (AS PRINCIPAL, AGENT, OR
BOTH).

                                                                     SCHEDULE 2



                                  Compensation
                                  ------------

The amount of any discount, commission or other compensation (other than the Reimbursable Amounts), to be paid by the Fund to Jones shall be between 100 and 250 basis points of the gross proceeds with respect to sales actually effected by Jones, with the exact amount of such discount, commission or other compensation to be mutually agreed upon by the parties from time to time, as set forth in the Placement Notice.

                                                                     SCHEDULE 3


JONESTRADING INSTITUTIONAL SERVICES LLC
---------------------------------------


Shlomo "Moe" Cohen
Managing Director
JonesTrading Institutional Services LLC
780 Third Avenue, 3rd Floor
New York, NY 10017
(212) 907-5332
moec@jonestrading.com

Alan F. Hill
Chief Financial Officer
JonesTrading Institutional Services LLC
32133 Lindero Canyon Road Suite 208
Westlake Village, CA 91361
(818) 991-5500
alanh@jonestrading.com


Steven A. Chmielewski
Chief Operating Officer & General Counsel
JonesTrading Institutional Services LLC
265 Franklin Street, 18th Floor
Boston, MA 02110
(781) 416-2896
steve@jonestrading.com



FIRST TRUST ACTIVE DIVIDEND INCOME FUND
---------------------------------------

Mark R. Bradley
120 East Liberty Drive
  Suite 400
Wheaton, IL 60187
(630) 765-8770
mbradley@ftportfolios.com

James M. Dykas
120 East Liberty Drive
  Suite 400
Wheaton, IL 60187
(630) 517-7665
jdykas@ftadvisors.com

Christopher R. Fallow
120 East Liberty Drive
  Suite 400
Wheaton, IL 60187
(630) 517-7628
cfallow@ftadvisors.com


W. Scott Jardine
120 East Liberty Drive
  Suite 400
Wheaton, IL 60187
(630) 765-8798
sjardine@ftportfolios.com

Daniel J. Lindquist
120 East Liberty Drive
  Suite 400
Wheaton, IL 60187
(630) 765-8692
dlindquist@ftadvisors.com

Coleen D. Lynch
120 East Liberty Drive
  Suite 400
Wheaton, IL 60187
(630) 517-7660
clynch@ftadvisors.com

Kristi A. Maher
120 East Liberty Drive
  Suite 400
Wheaton, IL 60187
(630) 517-7506
kmaher@ftportfolios.com

                                                                   Exhibit 7(j)
                                                                   ------------


                            FUND OFFICER CERTIFICATE
                            ------------------------


         The undersigned, the duly qualified and elected _______________________ of First Trust Active Dividend Income Fund (the "FUND"), does hereby certify in such capacity and on behalf of the Fund, pursuant to Section 7(j) of the Sales Agreement dated November __, 2009 (the "SALES AGREEMENT") between the Fund, First Trust Advisers L.P., Aviance Capital Management, LLC and JonesTrading Institutional Services LLC, that to the best of the knowledge of the undersigned:

         (i) Except for non-material exceptions as may be set forth on Annex A hereto, the representations and warranties of the Fund in Section 6(a) of the Sales Agreement are true and correct on and as of the date hereof, with the same force and effect as if expressly made on and as of the date hereof; and

         (ii) The Fund has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Sales Agreement at or prior to the date hereof.




                                          By:_________________________
                                          Name:
                                          Title:
                                          Date:

                                                           ---------------------


                           ADVISER OFFICER CERTIFICATE
                           ---------------------------

         The undersigned, the duly qualified and elected _______________________ of First Trust Advisers L.P. (the "ADVISER"), an Illinois limited partnership, does hereby certify in such capacity and on behalf of the Adviser, pursuant to
Section 7(j) of the Sales Agreement dated November __, 2009 (the "SALES AGREEMENT") between the Adviser, First Trust Active Dividend Income Fund, Aviance Capital Management, LLC and JonesTrading Institutional Services LLC, that to the best of the knowledge of the undersigned:

         (i) Except for non-material exceptions as may be set forth on Annex A hereto, the representations and warranties of the Adviser in Section 6(b) of the Sales Agreement are true and correct on and as of the date hereof, with the same force and effect as if expressly made on and as of the date hereof; and

         (ii) The Adviser has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Sales Agreement at or prior to the date hereof.




                                          By: _________________________
                                          Name:
                                          Title:
                                          Date:

                                                          Exhibit 7(j) (Cont'd))
                                                          ---------------------


                         SUB-ADVISER OFFICER CERTIFICATE
                         -------------------------------


         The undersigned, the duly qualified and elected _______________________ of Aviance Capital Management, LLC (the "SUB-ADVISER"), a Florida limited liability company, does hereby certify in such capacity and on behalf of the Sub-Adviser, pursuant to Section 7(j) of the Sales Agreement dated November ___, 2009 (the "SALES AGREEMENT") between the Sub-Adviser, First Trust Advisors L.P., First Trust Active Dividend Income Fund and JonesTrading Institutional Services LLC, that to the best of the knowledge of the undersigned:

         (i) Except for non-material exceptions as may be set forth on Annex A hereto, the representations and warranties of the Sub-Adviser in Section 6(c) of the Sales Agreement are true and correct on and as of the date hereof, with the same force and effect as if expressly made on and as of the date hereof; and

         (ii) The Sub-Adviser has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Sales Agreement at or prior to the date hereof.




                                          By: _________________________
                                          Name:
                                          Title:
                                          Date:

                                                                Exhibit 7(k)(1)
                                                                ---------------

                         FORM OF OPINION OF FUND COUNSEL



         i. The Registration Statement and all post-effective amendments thereto, if any, are effective under the Act and no stop order with respect thereto has been issued and no proceeding for that purpose has been instituted or, to the best of our knowledge, is threatened by the Commission. Any filing of the Prospectus or any supplements thereto required under Rule 497 under the Act prior to the date hereof have been made in the manner and within the time required by such rule.

        ii. The Fund is duly licensed and qualified to do business and in good standing in each jurisdiction in which its ownership or leasing of property or its conducting of business as described in the Registration Statement and Prospectus (and any amendment or supplement thereto) requires such qualification; and the Fund owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as described in the Prospectus, except where the failure to obtain such licenses, permits, consents, orders, approvals and other authorizations, either alone or in the aggregate, would not have a Fund Material Adverse Effect. The Fund has no subsidiaries.

         iii. The Shares conform in all material respects to the description of them in the Prospectus under the caption "Description of Shares - Common Shares" in the Prospectus. All of the outstanding Shares have been duly authorized and are validly issued, fully paid and (except as described in the Prospectus under the caption "Certain Provisions in the Declaration of Trust") nonassessable. The Placement Shares have been duly authorized for issuance and sale pursuant to this Agreement and when issued and delivered against payment therefore in accordance with the Agreement will have been validly issued and will be fully paid and nonassessable (except as described in the Prospectus under the caption "Certain Provisions in the Declaration of Trust"). No person is entitled to any preemptive or other similar rights with respect to the Placement Shares under the Declaration of Trust or Bylaws of the Fund or Massachusetts law or, to counsel's knowledge, otherwise.

         iv. The Fund is duly registered with the Commission under the Investment Company Act as a non-diversified, closed-end management investment company and all action under the Act and the Investment Company Act, as the case may be, necessary to make the public offering and consummate the sale of the Placement Shares as provided in the Agreement has or will have been taken by the Fund. To such counsel's knowledge, the Fund has not received any notice from the Commission pursuant to Section 8(e) of the Investment Company Act with respect to the registration of the Fund with the Commission under the Investment Company Act.

         v. The Fund has full power and authority to enter into this Agreement and each of the Fund Agreements and to perform all of the terms and provisions thereof to be carried out by it and (A) each Fund Agreement and the Agreement has been duly and validly authorized, executed and delivered by the Fund, (B) each Fund Agreement and the Agreement complies in all material respects with all applicable provisions of the Act, the Investment Company Act and the Advisers

Act, as the case may be, and (C) assuming due authorization, execution and delivery by the other parties thereto, each Fund Agreement constitutes the legal, valid and binding obligation of the Fund enforceable against the Fund in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

         vi. None of (A) the execution and delivery by the Fund of the Agreement or the Fund Agreements, (B) the issue, sale and delivery by the Fund of the Placement Shares as contemplated by the Agreement and (C) the performance by the Fund of its obligations under the Agreement and the Fund Agreements or consummation by the Fund of the other transactions contemplated by the Agreement or the Fund Agreements result in (i) the creation or imposition of any lien, charge or encumbrance upon the assets of the Fund pursuant to any agreement or instrument to which the Fund is a party or by which the Fund is bound that is described in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement, or (ii) conflicts with or will conflict with, or results or will result in a breach or violation of (a) the Declaration of Trust or the By-laws of the Fund or (b) any agreement or instrument to which the Fund is a party or by which the Fund is bound that is described in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement or (c) any federal or State of Illinois statute, law or regulation (except we express no opinion as to applicable state securities and blue sky laws, and except that the indemnification provisions in the Agreement and the Fund Agreements, insofar as they relate to indemnification for liabilities arising under the Act, may be against public policy as expressed in the Act and therefore unenforceable) or (d) order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, specifically naming the Fund and known to us (provided that we express no opinion with respect to any financial test or cross-default provision in any such agreement).

         vii. No consent, approval, authorization or order of any court (to our knowledge) or governmental agency or body or securities exchange or association is required by the Fund for the consummation by the Fund of the transactions to be performed by the Fund or the performance by the Fund of all the terms and provisions to be performed by or on behalf of it in each case as contemplated in the Agreement and the Fund Agreements, except such as (A) have been obtained under the Act and the Investment Company Act and (B) may be required under state securities or "blue sky" or the NYSE in connection with the issuance and sale of the Placement Shares pursuant to the Agreement.

         viii. To our knowledge, there are no contracts or other documents which are required to be described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement by the Act or the Investment Company Act which have not been described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement;

         ix. The sections in the Prospectus entitled "Certain Provisions in the Declaration of Trust and By-laws" and "Certain Federal Income Tax Matters" and the section in the Statement of Additional Information entitled "Certain Federal Income Tax Matters" is a fair and accurate summary of the principal United States federal income tax rules currently in effect applicable to the Fund and to the purchase, ownership and disposition of the Placement Shares, subject to the qualifications therein.

         x. To our knowledge, there is no legal or governmental proceeding pending against the Fund that is either (i) required to be described in the Registration Statement or Prospectus that is not already described or (ii) asserts the invalidity of any of the Fund Agreements.

         xi. The Registration Statement, the Prospectus and each amendment or supplement to the Registration Statement and/or the Prospectus, as of their respective effective or issue dates (other than the financial statements, the notes thereto, and supporting schedules included therein or omitted therefrom, as to which we express no view) and the Fund Agreements complied or comply in all material respects to the requirements of the Act and the Investment Company Act

         In addition, we have participated in conferences with officers and other representatives of the Fund, representatives of the independent registered public accountants for the Fund, and representatives of Jones and their counsel, at which the contents of the Registration Statement and Prospectus and related matters were discussed. We have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information included in the Registration Statement and the Prospectus. Based soley on the participation and discussion described above, however, nothing has come to our attention that would lead us to believe that the Registration Statement (except for financial statements and schedules and other financial or accounting data included therein, as to which we need make no statement) at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus (except for financial statements and schedules and other financial or accounting data included therein, as to which we need make no statement), at the time filed pursuant to Rule 497 and on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                 Exhibit 7(k)(2)
                                                                 ---------------


                            MATTERS TO BE COVERED BY
               FUND COUNSEL OPINION UPON SEMI-ANNUAL REPORT FILING

         We have participated in conferences with officers and other representatives of the Fund, representatives of the independent registered public accountants for the Fund, and representatives of Jones and their counsel, at which the contents of the Registration Statement and Prospectus and related matters were discussed. We have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information included in the Registration Statement and the Prospectus. Based solely on the participation and discussion described above, however, nothing has come to our attention that would lead us to believe that the Registration Statement (except for financial statements and schedules and other financial or accounting data included therein, as to which we need make no statement) at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus (except for financial statements and schedules and other financial or accounting data included therein, as to which we need make no statement), at the time filed pursuant to Rule 497 and on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                Exhibit 7(l)(i)
                                                                ---------------

                       FORM OF OPINION OF ADVISER COUNSEL


         i. The Adviser has been duly formed and is validly existing as a limited partnership under the laws of the State of Illinois with full power and authority to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under the Agreement, the Advisory Agreement and the Sub-Advisory Agreement (collectively, the "Adviser Agreements).

         ii. The Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting as investment adviser for the Fund as contemplated by the Advisory Agreement, the Registration Statement and the Prospectus. To such counsel's knowledge, there does not exist any pending or threatened proceeding which could reasonably be expected to adversely affect the registration of the Adviser with the Commission.

         iii. The Adviser has full power and authority to enter into each of the Adviser Agreements and to carry out all the terms and provisions thereof to be carried out by it, and each of the Adviser Agreements has been duly and validly authorized, executed and delivered by the Adviser; each Adviser Agreement complies in all material respects with all provisions of the Securities Act, Investment Company Act and the Advisers Act; and assuming due authorization, execution and delivery by the other parties thereto, each of the Advisory Agreement and the Sub-Advisory Agreement constitutes a legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

         iv. Neither (A) the execution and delivery by the Adviser of any Adviser Agreement nor (B) the consummation by the Adviser of the transactions contemplated by, or the performance of its obligations under any Adviser Agreement conflicts or will conflict with, or results or will result in a breach of, the organizational documents of the Adviser or any agreement or instrument known to us to which the Adviser is a party or by which the Adviser is bound, or any federal or Illinois law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, specifically naming the Adviser and known to us, except in each case for such conflicts or breaches which would not reasonably be expected, either alone or in the aggregate, to have a material adverse effect on the Adviser's ability to perform its obligations under the Adviser Agreements, provided, that we express no opinion with respect to any financial test or cross-default provision in any such Adviser Agreement.

         v. No consent, approval, authorization or order of any court (to our knowledge), of any governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation by the Adviser of the transactions contemplated in, or the performance by the

Adviser of its obligations under, any Adviser Agreement, except (i) such as have been obtained under the federal securities laws and (ii) may be required by the NYSE-Amex or under state securities or "blue sky" laws, in connection with the issuance and sale of the Placement Shares pursuant to the Agreement.

         vi. To our knowledge, there is no legal or governmental proceeding pending against the Adviser that is either (i) required to be described in the Registration Statement or Prospectus that is not already described, (ii) which would, under Section 9 of the Investment Company Act, make the Adviser ineligible to act as the Fund's investment adviser or (iii) asserts the invalidity of any of the Advisor Agreements.

         vii. There are no contracts or other documents which are required to be described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or the Investment Company Act which relate to the Adviser and have not been described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement.

         viii. The description in the Prospectus of the Adviser and its business complies in all material respects with all applicable requirements of the Securities Act and the Investment Company Act.

         In addition, we have participated in conferences with officers and other representatives of the Adviser, representatives of the independent registered public accountants for the Fund, and representatives of Jones and their counsel, at which the contents of the Registration Statement and Prospectus and related matters were discussed. We have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information included in the Registration Statement and the Prospectus. Based solely on the participation and discussions described above, however, nothing has come to our attention that would lead us to believe that solely with respect to the description of the Adviser, the Registration Statement (except for financial statements and schedules and other financial or accounting data included therein, as to which we need make no statement) at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus (except for financial statements and schedules and other financial or accounting data included therein, as to which we need make no statement), at the time filed pursuant to Rule 497 and on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Exhibit 7(l)(ii)
----------------


                     FORM OF OPINION OF SUB-ADVISER COUNSEL


         i. The Sub-Adviser has been duly formed and is validly existing as a limited liability company under the laws of the State of Florida with full power and authority to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under the Agreement and the Sub-Advisory Agreement (collectively, "Sub-Adviser Agreements").

         ii. The Sub-Adviser is duly registered as an investment adviser under the Advisers Act and, to our knowledge, is not prohibited by the Advisers Act or the Investment Company Act from acting as investment adviser for the Fund as contemplated by the Sub-Advisory Agreement, the Registration Statement and the Prospectus. To such counsel's knowledge, there does not exist any pending or threatened proceeding, which could reasonably be expected to adversely affect the registration of the Sub-Adviser with the Commission.

         iii. The Sub-Adviser has full power and authority to enter into the Sub-Adviser Agreements and to carry out the terms and provisions thereof to be carried out by it, and each of the Sub-Adviser Agreements has been duly and validly authorized, executed and delivered by the Sub-Adviser; each Sub-Adviser Agreement complies in all material respects with the Securities Act, the Investment Company Act and the Advisers Act; and assuming due authorization, execution and delivery by the other parties thereto, each of the Sub-Adviser Agreements constitutes a legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) except as rights to indemnity thereunder may be limited by federal or state securities laws.

         iv. Neither (A) the execution and delivery by the Sub-Adviser of any Sub-Adviser Agreement nor (B) the consummation by the Sub-Adviser of the transactions contemplated by, or the performance of its obligations under, any Sub-Adviser Agreement conflicts or will conflict with, or results or will result in a breach of, the organizational documents of the Sub-Adviser or any agreement or instrument known to us to which the Sub-Adviser is a party or by which the Sub-Adviser is bound, or any federal or Delaware law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, specifically naming the Sub-Adviser and known to us, except in each case for such conflicts or breaches which would not reasonably be expected, either alone or in the aggregate, have a material adverse effect on the Sub-Adviser's ability to perform its obligations under the Sub-Adviser Agreements; provided that we express no opinion with respect to any financial test or cross-default provision in any such agreement or instrument.

         v. No consent, approval, authorization or order of any court (to our knowledge), governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation by the Sub-Adviser of the transactions contemplated in, or the performance by the Sub-Adviser of its obligations under, any Sub-Adviser Agreement, except (i) such as have been obtained under the federal securities laws and (ii) may be required by state securities or "blue sky" laws, in connection with the issuance and sale of the Placement Shares pursuant to the Agreement.

         vi. To our knowledge, there is no legal or governmental proceeding pending or threatened against the Sub-Adviser that is either (i) required to be described in the Registration Statement or Prospectus that is not already described, (ii) which would, under Section 9 of the Investment Company Act, make the Sub-Adviser ineligible to act as the Fund's investment adviser or (iii) asserts the invalidity of any of the Sub-Adviser Agreements.

         vii. There are no contracts or other documents that are required to be described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or the Investment Company Act that relate to the Sub-Adviser and have not been described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement.

         viii. The description in the Prospectus of the Sub-Adviser and its business complies in all material respects with all applicable requirements of the Securities Act and the Investment Company Act.

         In addition, we have participated in discussions with representatives of the Sub-Adviser where the contents of the Registration Statement and Prospectus, so far as they relate to the Sub-Adviser, were discussed and we have reviewed certain records and documents of the Sub-Adviser. We have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information and statements included in the Registration Statement and the Prospectus. Based solely on the discussions described above, however, nothing has come to our attention that would lead us to believe that solely with respect to the description of the Sub-Adviser, the Registration Statement (except for financial statements and schedules and other financial or accounting data included therein, as to which we need make no statement) at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus (except for financial statements and schedules and other financial or accounting data included therein, as to which we need make no statement), at the time filed pursuant to Rule 497 and on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                   Exhibit 7(m)
                                                                   ------------


                               _________ ___, 20__



JonesTrading Institutional Services LLC
780 Third Avenue, 3rd Floor
New York, New York 10017

Ladies and Gentlemen:

         This certificate of First Trust Active Dividend Income Fund, a Massachusetts business trust (the "Fund"), is being delivered on behalf of the Fund by [Mark R. Bradley], in connection with the Sales Agreement, dated September __, 2009, among the Fund, First Trust Advisors L.P., Aviance Capital Management, LLC and JonesTrading Institutional Services LLC (the "Agent") in relation to the issuance and sale from time to time of shares of up to 1,000,000 of the Fund's common shares of beneficial interest through the Agent.

         I hereby certify that I am the duly elected Chief Financial Officer of the Fund.

         I have reviewed the Fund's unaudited semi-annual financial statements and financial highlights as of and for the semi-annual period ended May 31, 20__ attached hereto as Exhibit A and included in the Fund's semi-annual report on Form N-CSRS (the "Semi-Annual Financial Statements") and for purposes of this certification, have inquired of other officials of the Fund, as necessary, who have responsibility for certain financial and accounting matters.

         Nothing has come to my attention based on my review of the Semi-Annual Financial Statements and my inquiries of other Fund officials as stated above, that causes me to believe that:

                  (a) any material modifications should be made to the Semi-Annual Financial Statements for them to be in conformity with accounting principles generally accepted in the United States of America; and

                  (b) the Semi-Annual Financial Statements do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations adopted thereunder by the Securities and Exchange Commission.




                     [Remainder of page intentionally blank]

Signed by me this _____ day of __________, 20__.




                                          _____________________________________
                                          Name:    [Mark R. Bradley]
                                          Title:   Chief Financial Officer